Exhibit 10.11
NETGROUPIE
2000 EQUITY INCENTIVE PLAN
Adopted: September_____, 2000
Approved by Stockholders: September ______, 2000
Termination Date: September _____, 2010
     1. PURPOSES OF THE PLAN. The purposes of this Plan are to:
          (a) Attract and retain the best available personnel for positions of substantial responsibility;
          (b) Provide additional incentives to Employees, Outside Directors and Consultants; and
          (c) Promote the success of the Company’s business.
          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Board at the time of grant. Stock Purchase Rights may also be granted under the Plan.
     2. DEFINITIONS. As used herein, the following definitions shall apply:
          (a) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under federal and state corporate and securities laws and the Code.
          (b) “Board” means the Board of Directors of the Company.
          (c) “Cause” means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.
          (d) “Code” means the Internal Revenue Code of 1986, as amended.
          (e) “Committee” means any committee appointed by the Board in accordance with Section 4(c) of this Plan.
          (f) “Common Stock” means the Common Stock of the Company.
          (g) “Company” means Netgroupie, a California corporation.
          (h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services in a non-employee capacity and who is compensated for such services.
          (i) “Continuous Status as an Employee, Consultant or Outside Director” means that the employment, consulting or director relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, at the end of the three (3)-month period measured from the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.
          (j) “Director” means a member of the Board.
          (k) “Disability” means total and permanent disability as defined in Code Section 22(e)(3).
          (l) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.
               (ii) If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market or the Nasdaq SmallCap Market (“Nasdaq Stock Market”) or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.
               (iii) If not included on the Nasdaq Stock Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq Electronic Bulletin Board, or any comparable system on that day.
               (iv) If the Common Stock is not included on the Nasdaq Electronic Bulletin Board or a comparable system, Fair Market Value shall be determined in good faith by the Board after taking into account such factors as the Board shall deem appropriate.
          (o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (p) “Nonstatutory Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

          (q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (r) “Option” means a stock option granted pursuant to the Plan.
          (s) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of this Plan.
          (t) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.
          (u) “Optionee” means an Employee, Consultant or Outside Director who holds an outstanding Option or Stock Purchase Right.
          (v) “Outside Director” means a Director who is not an Employee.
          (w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (x) “Plan” means this Netgroupie 2000 Equity Incentive Plan.
          (y) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of this Plan.
          (z) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to Common Stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of this Plan.
          (aa) “Share” means a share of the Common Stock.
          (bb) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of this Plan, as evidenced by a Restricted Stock Purchase Agreement.
          (cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
          (dd) “Termination” or “Terminated” means, for purposes of this Plan with respect to an Optionee, that the Optionee has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Board, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of an

Option or Stock Purchase Right while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Board will have sole discretion to determine whether an Optionee has ceased to provide services.
          (ee) “Termination Date” means the effective date of the Termination of an Optionee, as determined by the Board in its sole discretion.
     3. STOCK SUBJECT TO THE PLAN.
          (a) Subject to the provisions of Section 13 of this Plan, the maximum aggregate number that may be issued under the Plan is three million nine hundred thirteen thousand seventy three (3,913,073) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.
          (b) If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).
     4. ADMINISTRATION.
          (a) Administration By Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 4(c).
          (b) Powers Of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:
               (i) Determine the Fair Market Value of the Common Stock in accordance with Section 2(n) of this Plan;
               (ii) Select the Employees, Consultants and Outside Directors to whom Options and Stock Purchase Rights may be granted hereunder in its sole discretion;
               (iii) Determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;
               (iv) Determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;
               (v) Approve forms of agreement for use under the Plan;
               (vi) Determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Board, in its sole discretion, shall determine;

               (vii) Construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
               (viii) Prescribe, amend and rescind rules and procedures relating to the Plan;
               (ix) Modify or amend each Option or Stock Purchase Right (subject to the limits of Section 16 of this Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;
               (x) Authorize any person to execute on behalf of the Company the Option Agreement or Restricted Stock Purchase Agreement, as applicable;
               (xi) Determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and
               (xii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.
          (c)  Delegation to Committee. The Board may delegate the administration of the Plan to a Committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration has delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
          (d)  Effect of Board’s Decision. The Board’s (and, if applicable, the Committee’s) decisions, determinations and interpretations shall be final and binding on all Optionees ‘and any other holders of Options or Stock Purchase Rights.
          (e) Liability. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.
          (f) Indemnification. The Company shall indemnify members of the Board, the Committee and any agent of such persons who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.
     5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees, Consultants and Outside Directors. Incentive Stock Options may be

granted only to Employees. If otherwise eligible, an Employee, Consultant or Outside Director who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.
     6. LIMITATIONS.
          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s employment, consulting or director relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment, consulting or director relationship at any time, with or without cause.
          (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to participants:
             (i) no participant shall be granted in any fiscal year of the Company, commencing in the first fiscal year of the Plan, Options and Stock Purchase Rights to purchase more than one million (1,000,000) Shares.
             (ii) in connection with his or her initial employment by the Company or a Parent or Subsidiary, a participant may be granted Options and Stock Purchase Rights to purchase up to an additional five hundred thousand (500,000) Shares which shall not count against the limit set forth in subsection (i) immediately above.
             (iii) the foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of this Plan.
          (d) In the event that the date of grant of an Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.
     7. TERM OF PLAN. The Plan became effective on September ___, 2000. It shall continue in effect for a term of ten (10) years (September ___, 2010) unless terminated earlier under Section 16 of this Plan. If the number of shares that can be issued under the Plan and/or the class of individuals eligible to receive Incentive Stock Options is changed, stockholder approval must again be obtained.

     8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement, but not longer than ten (10) years from the date of grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary (determined using the constructive ownership rules of Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
     9. OPTION EXERCISE PRICE AND CONSIDERATION.
          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, subject to the following limits:
               (i) In the case of an Incentive-Stock Option:
                    (A) Granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and
                    (B) Granted to any Employee other than an Employee described in subsection (i)(A) immediately above, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Nonstatutory Stock Option:
                    (A) Granted to a person who, at the time the Nonstatutory Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and
                    (B) Granted to a person other than a person described in subsection (ii)(A) immediately above, the per Share exercise price shall be no less than eighty five percent (85%) of the Fair Market Value per Share on the date of grant.
          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Board shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Board may specify that an Option may not be exercised until the completion of a service period. Subject to these limitations, Options shall be exercisable at the rate of at least 20% per year over five years from the date the Option is granted, except that Options granted to Officers, Directors and Consultants may become fully exercisable as specified in the Option Agreement. The Option Agreement may permit an Optionee to exercise an option before it is vested, subject to the Company’s right of repurchase over any shares acquired under the unvested portion of the

Option (“early exercise”) which right of repurchase shall lapse at the same rate the Option would have vested had there be no early exercise.
          (c) Form of Consideration. The Board shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Board shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:
               (i) Cash;
               (ii) Check;
               (iii) Promissory note;
               (iv) Other Shares which (A) have been owned by the Optionee for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
               (v) Delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or the loan proceeds required to pay the exercise price;
               (vi) Any combination of the foregoing methods of payment; or
               (vii) Such other consideration and method of payment for the issuance of Shares selected by the Board that is permissible under Applicable Law.
     10.  EXERCISE OF OPTION.
          (a) Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
          (b) Rights as a Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.
          (c) Termination of Employment, Consulting or Outside Director Relationship. Upon Termination of an Optionee’s Continuous Status as an Employee, Consultant or Outside Director, other than upon the Optionee’s death, Disability, or for Cause, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration date of such Option as set forth in the Option Agreement). The Option Agreement shall specify at least thirty (30) days from such termination for the Option to remain exercisable. In the absence of a specified time in the Option Agreement, Option shall remain exercisable for ninety (90) days following the Optionee’s Termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed ninety (90) days from the date of Termination. If, on the Termination Date, the Optionee is not entitled to exercise the Option for all the Shares, then the Option shall immediately terminate with respect to the Shares covered by the unexercisable portion of such Option, and those Shares shall immediately revert to the Plan. If, after the Termination Date, the Optionee does not, within the time specified in the Option, exercise his or her Option for all the Shares for which that Option is exercisable on the Termination Date, then the Option shall terminate with respect to those remaining Shares, and such Shares shall revert to the Plan. Notwithstanding the above, in the event of an Optionee’s change in status from Consultant, Employee or Outside Director to another classification, an Optionee’s Continuous Status as an Employee, Consultant or Outside Director shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option at the end of the ninety (90) days period measured from the day of such change in status.
          (d) Disability of Optionee. In the event that an Optionee’s Continuous Status as an Employee, Consultant or Outside Director Terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such Termination, but only to the extent that the Optionee was entitled to exercise it at the date of such Termination (but in no event later than the expiration date of such Option as set forth in the Option Agreement). If, at the Termination Date, the Optionee is not entitled to exercise the Option for all the Shares, then the Option shall immediately terminate with respect to the Shares covered by the unexercisable portion of such Option, and those Shares shall immediately revert to the Plan. If, after the Termination Date, the Optionee does not, within the time specified in the Option, exercise his or her Option for all the Shares for which that Option is exercisable on such Termination Date, then the Option shall terminate with respect to those remaining Shares, and such Shares shall revert to the Plan.
          (e) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise the Option for all the Shares, then the Option shall immediately terminate with respect to the Shares covered by the unexercisable portion of such Option, and those Shares shall immediately revert to the Plan. If, after Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not, within the time specified in the Option, exercise the Option for all the Shares for which that Option is exercisable on the date of Optionee’ death, then the Option shall terminate with respect to those remaining Shares, and such Shares shall revert to the Plan.
          (f) Termination for Cause. In the event that an Optionee’s Continuous Status as an Employee, Consultant or Outside Director Terminates for Cause, neither the Optionee, the Optionee’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever after Termination, whether or not after Termination the Optionee may receive payment from the Company or any Parent or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered on the Termination Date, for salary in lieu of notice or for any other benefits. Notwithstanding the foregoing, the Board may, in its sole discretion, provide in any Option Agreement that such Option can be exercised to the extent it was exercisable on the Termination Date, for a period of up to 30 days from the Termination Date (but in no event later than the expiration date of such Option as set forth in the Option Agreement).
     11. STOCK PURCHASE RIGHTS.
          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Board determines that it will offer a Stock Purchase Right under the Plan, it shall advise the Optionee in writing, by means of a Restricted Stock Purchase Agreement in a form determined by the Board, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Optionee shall be entitled to purchase, the price to be paid, and the time within which the Optionee must accept such offer. The offer shall be accepted by execution of said Restricted Stock Purchase Agreement.
               (i) Stock Purchase Rights granted to a person, who, at the time the Stock Purchase Right is purchased, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary shall have a purchase price of no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant;
               (ii) Stock Purchase Rights granted to a person other than a person described in Section (a)(i) immediately above shall have a purchase price of no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.
          (b) Repurchase Option. Unless the Board determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee’s employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Optionee and shall be paid in cash or by cancellation of any purchase money indebtedness of the Optionee for the Shares held by the Company, within ninety (90) days of Termination of employment, or in the case of Shares exercised after the date of Termination, within ninety (90) days of the date of exercise. The repurchase option shall lapse at the rate set forth in the

Restricted Stock Purchase Agreement, which shall be at least 20% of the Shares per year over five (5) years from the date the Stock Purchase Rights were granted.
          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Optionee.
          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the Optionee shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised.
     12. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.
     13. ADJUSTMENTS. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Option so that each such Option shall thereafter be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Option had such Option been paid, distributed or exercised in full immediately prior to such change or distribution. Such adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, to prevent dilution or enlargement of Optionees’ rights under the Plan, the Board shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Option, the Exercise Price applicable to outstanding Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Options. Appropriate adjustments may also be made by the Board in the terms of any Options granted under the Plan to reflect such changes or distributions and to modify any other terras of any Options on an equitable basis, including, without limitation, modifications or performance goals and changes in the length of performance periods. In addition, the Board is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding anything contained in the Plan, any adjustment with respect to an Incentive Stock Option due to a change or distribution described in this Section 13 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an “incentive stock option” for purposes of Code Section 422.

     14. EXTRAORDINARY EVENTS.
          In addition to its other powers, the Board (or the Committee), in its discretion, has the right to accelerate unvested Options and to terminate all limitations, restrictions and repurchase rights applicable to any outstanding Restricted Stock, in connection with (a) any tender offer for a majority of the outstanding shares of Common Stock by any person or entity; (b) any proposed sale or conveyance of all or substantially all of the property and assets of the Company; or (c) any proposed consolidation or merger of the Company with or into any other corporation, unless the Company is the surviving corporation, provided, however, that in a reverse merger in which the Company is the surviving corporation but the shares of the Company’s stock are converted by virtue of the merger into other property or the voting securities of the Company outstanding immediately prior to such merger represent less than fifty percent (50%) of the voting securities of the Company after such merger, the Board (or the Committee) shall have the right to accelerate unvested Options and to terminate all limitations, restrictions and repurchase rights applicable to any outstanding Restricted Stock. In the case of such accelerated vesting or termination of restriction, limitation or repurchase right, the Company shall give written notice to the holder of any Option or Restricted Stock that such Option may be exercised even though the Option or portion thereof would not otherwise have been exercisable had the foregoing event not occurred or that such Restricted Stock will no longer be subject to any restriction, limitation or repurchase right. In such event, the Company shall permit the holder of any Option to exercise during the time period specified in the Company’s notice, which period shall not be less than ten days following the date of notice. Upon consummation of a tender offer or proposed sale, conveyance, consolidation or merger to which such notice shall relate, all rights under said Option which shall not have been so exercised shall terminate unless the agreement governing the transaction shall provide otherwise.
     15. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Board makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Board.
     16. AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan, Option, or Stock Purchase Right shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Board.
     17. CONDITIONS UPON ISSUANCE OF SHARES.
          (a)  Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act as well as the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock

Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     18. LIABILITY OF COMPANY.
          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Snares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.
     19. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     20. STOCKHOLDER APPROVAL. The Plan shall be approved by the Company’s stockholders within twelve (12) months before or after its adoption. Any Option exercised before such stockholder approval is obtained shall be rescinded if the stockholders do not approve the Plan within such time. Such Shares shall not be counted in determining whether or not such approval is obtained.
     21. FINANCIAL INFORMATION. To the extent applicable, the Company shall provide the financial information required by Section 260.140.41 of Title 10 of the California Code of Regulations and that information required by Section 6039 of the Code.
     22. INDEMNIFICATION OF BOARD (OR COMMITTEE, IF APPLICABLE). In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Board (or the Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys, fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Restricted Stock granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member did not act in good faith and in a manner the member reasonably believed to be in the best interests of the Company; provided that within sixty days after institution of any such action, suit or proceeding a Board (or Committee, if applicable)

member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

NGTV
Certificate of Secretary
AMENDMENT TO
2000 EQUITY INCENTIVE PLAN
     I, the undersigned, do hereby certify:
     1. that I am the duly elected and acting Secretary of NGTV, a California corporation (the “Corporation”); and
     2. that the following Amendment to Section 3 of the Corporation’s 2000 Equity Incentive Plan was duly adopted by Written Consent to Action of the Board of Directors and Majority Shareholders:
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     “3(a) Subject to the provisions of Section 13 of this Plan, the maximum aggregate number that may be issued under the Plan is 10,913,073 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.”
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     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation on this 25th day of October, 2005.

Jay Vir, Secretary